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                           NORTHWEST AIRLINES, INC., ISSUER



                      NORTHWEST AIRLINES CORPORATION, GUARANTOR





                                UNDERWRITING AGREEMENT





Dated:



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                                                                               1

                           NORTHWEST AIRLINES, INC., ISSUER
                      NORTHWEST AIRLINES CORPORATION, GUARANTOR
                                UNDERWRITING AGREEMENT

                                                                 _________, 19__

To the [Underwriter[s] named in Schedule I]
  [Representative[s] named in Schedule I
  of the Underwriters named in
  Schedule I]


Dear Sirs:

         Northwest Airlines, Inc., a Minnesota corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto
[[warrants to purchase] an aggregate of $         principal amount of    % Notes
due      (the "Offered Securities")] [[warrants to purchase] certain of its debt securities specified in Schedule II (the "Offered Securities")], each with the guarantee (the "Guarantee") endorsed thereon of Northwest Airlines Corporation, a Delaware corporation and the ultimate parent company of the Company (the "Guarantor"). The Offered Securities are to be issued pursuant to an Indenture dated as of ___________, 19__ (the "Indenture") among the Company, the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee"). As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firms named as Underwriters in Schedule I and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Securities, or the representative or representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Securities, as indicated in Schedule I.

         The Guarantor and the Company have filed with the Securities and Exchange Commission (the "Commission") two shelf registration statements on Form S-3 (File No. 333-_____ and File No. 333-13307) relating to certain classes of securities (the "Second Registration Statement" and the "First Registration Statement," respectively; the Second Registration Statement constitutes Post-Effective Amendment No. 1 to the First Registration Statement; the Second Registration Statement and the First Registration Statement, collectively, including the exhibits to each thereto and the documents filed by the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are incorporated by reference therein, as amended at the date hereof, being herein referred to as the "Registration Statements") and, in each case, the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"). The Registration Statements have been declared effective by the Commission. A prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein, as further specified in Section 5(b) hereof, will be prepared and filed together with the basic prospectus referred to below pursuant to Rule 424 under the Securities Act (such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, being herein referred to as the "Prospectus Supplement" and any such prospectus supplement in the form or forms filed prior to the filing of the Prospectus Supplement being herein referred to as a "Preliminary Prospectus Supplement"). The basic prospectus included in the Second Registration Statement relating to all offerings of debt securities under the Second Registration Statement, as supplemented by the Prospectus Supplement, and including the documents incorporated by reference therein, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Guarantor with the Commission pursuant to the Exchange Act that are incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Second Registration Statement, the Prospectus, any Preliminary Prospectus Supplement or any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed with the Commission, or the date of such Preliminary Prospectus Supplement or preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.

         SECTION 1. REPRESENTATIONS AND WARRANTIES. The Guarantor and the Company jointly and severally represent and warrant to, and agree with each Underwriter that:

         (a) The Guarantor and the Company meet the requirements for use of Form S-3 under the Securities Act; the Registration Statements have become effective; on the effective date of the Second Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Guarantor of any annual report on Form 10-K after the original effective date of the Second Registration Statement; the Second Registration Statement and any amendments and supplements thereto complied in all material respects with the requirements of the Securities Act and the Second Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and on the Closing Date (as defined below), neither the Prospectus nor any amendments thereof and supplements thereto, includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use in the Prospectus or to statements or omissions in that part of the Second Registration Statement which shall constitute the Statement of Eligibility of the


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                                                                               3

    Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), on Form T-1.

         (b) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

         (c) Ernst & Young LLP, who have reported upon the audited consolidated financial statements and the financial statement schedules, if any, included or incorporated by reference in the Second Registration Statement, are independent public accountants within the meaning of the Securities Act.

         (d) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

         (e) The Company does not have any "significant subsidiaries" as defined in Regulation S-X, and the Guarantor does not have any significant subsidiaries (other than the Company).

         (f) The consolidated financial statements included or incorporated by reference in the Second Registration Statement present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Guarantor and its consolidated subsidiaries for the periods specified. Except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Second Registration Statement present fairly the information required to be stated therein.
    The summary consolidated financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Second Registration Statement.

         (g) Each of the Company and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and Delaware, respectively, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement; and each of the Guarantor and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or other), results of operations or business of the Guarantor and its subsidiaries, considered as one enterprise (a "Material Adverse Effect").


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                                                                               4

         (h)  The Company is a "citizen of the United States" (as defined in
    Section 40102(a)(15) of Title 49 of the United States Code) and is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. There is in force with respect to the Company an air carrier operating certificate issued pursuant to Part 121 of the regulations under the sections of Title 49, United States Code, relating to aviation
    (the "Federal Aviation Act"). All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Guarantor, indirectly through NWA Inc., a Delaware corporation, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         (i) The Indenture, each supplement thereto, if any, to the date hereof and the supplement thereto or board resolution setting forth the terms of the Offered Securities (the Indenture, as so supplemented by such supplement or supplements and board resolution, being herein referred to as the "Designated Indenture") have been duly authorized by the Company and the Guarantor, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and binding obligation of the Company and the Guarantor, except as may be subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) general equitable principles (whether is considered in a proceeding in equity or at law) and (C) an implied covenant of good faith and fair dealing; the Designated Indenture conforms in all material respects to the description thereof in the Prospectus. The Indenture as executed is or will be substantially in the form filed as an exhibit to the Second Registration Statement.

         (j) When executed, authenticated, issued and delivered in the manner provided for in the Designated Indenture and sold and paid for as provided in this Agreement, the Offered Securities and the related Guarantees will constitute valid and binding obligations of the Company or the Guarantor, as the case may be, entitled to the benefits of the Designated Indenture and enforceable against the Company or the Guarantor, as the case may be, in accordance with their terms, except as may be subject to the effects of
    (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (B) general equitable principles (considered in a proceeding in equity or at law) and (C) an implied covenant of good faith and fair dealing; each of the Offered Securities and the related Guarantees conforms in all material respects to the descriptions thereof in the Prospectus.

         (k) Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been any material adverse change in the condition (financial or otherwise), results of operations or business of the Guarantor and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.


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                                                                               5

         (l) Neither the Company nor the Guarantor is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect.
    The execution, delivery and performance by the Company and the Guarantor of this Agreement and the Designated Indenture, the issuance and delivery of the Offered Securities and the related Guarantees and the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement and in the Prospectus, have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor and do not and will not result in any violation of the charter or by-laws of the Company or the Guarantor, and do not and will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or other instrument to which the Company or the Guarantor is a party or by which either may be bound or to which any of its properties may be subject and which is included or incorporated by reference as an exhibit to the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 199__[,] [and] the Guarantor's Quarterly Report on Form 10-Q for the fiscal quarters ended ____________ [and the Guarantor's Current Report on Form 8-K dated ___________, 199__], or included as an exhibit to the Second Registration Statement, except for such breaches, defaults, liens, charges or encumbrances that would not have a Material Adverse Effect or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Guarantor or any of their respective properties (other than the securities or blue sky laws of the various states), except for such breaches, defaults, liens, charges or encumbrances that would not have a Material Adverse Effect.

         (m) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act, the Trust Indenture Act and the securities or blue sky laws of the various states and of any foreign country or jurisdiction), is required for the sale of the Offered Securities and the related Guarantees or for the consummation of the transactions contemplated by this Agreement.

         (n) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company or the Guarantor, threatened against the Company or the Guarantor that, if determined adversely to the Company is reasonably likely, individually or in the aggregate, to have a Materially Adverse Effect or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement.


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                                                                               6

         (o) There are no contracts or documents of a character required to be described in the Second Registration Statement or the Prospectus or to be filed as exhibits to the Second Registration Statement that are not described and filed as required.

         (p) The Company and the Guarantor each possess all adequate certificates, authorizations and permits issued by appropriate governmental agencies or bodies which are necessary to conduct, in all material respects, the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company or the Guarantor, would have, singly or in the aggregate, a Material Adverse Effect.

         (q) Neither the Company nor the Guarantor is, and after giving effect to the application of the proceeds of the sale of the Offered Securities as described in the Prospectus, neither the Company nor the Guarantor will be, required to register as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (r) The Company and the Guarantor have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Securities Exchange Act of 1934 (the "Exchange Act") in connection with the offering of the Offered Securities and the related Guarantees.

         Any certificate signed by a duly authorized officer of the Company or the Guarantor and delivered to an Underwriter or to counsel for the Underwriters in connection with the offering of the Offered Securities and the related Guarantees shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to the Underwriters as to the matters covered thereby.

         SECTION 2. PURCHASE AND SALE. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties herein contained, each of the Company and the Guarantor agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company [$_________ aggregate principal amount of Offered Securities, at a purchase price of _____% of the principal amount thereof (plus accrued interest from __________, 19__), the aggregate principal amounts of Offered Securities set forth opposite the name of such Underwriter on Schedule I.] [, at the purchase price to the Underwriters set forth in Schedule II, the principal amount of Offered Securities and the related Guarantees set forth opposite the name of such Underwriter in Schedule I.]

         SECTION 3.  DELIVERY OF AND PAYMENT FOR THE SECURITIES.

         (a) Delivery of and payment for the Offered Securities shall be made at the offices of [Underwriter's Counsel], [Address of Underwriters' Counsel] at ____ A.M. on _________, 19__ or on such other date, time and place as may be agreed upon by the Company, the Guarantor and you (such date and time of delivery and payment for the Offered


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                                                                               7

Securities being herein called the "Closing Date"). Delivery of the Offered Securities shall be made to your account at The Depository Trust Company for the respective accounts of the several Underwriters against payment by the Underwriters to or upon the order of the Company of the purchase price by wire transfer of immediately available funds to the Company's account at Norwest Bank (National Association). Upon delivery, the Offered Securities shall be in fully registered form in such denominations and registered in such names, or otherwise, as you shall have requested in writing at least two full business days in advance of the Closing Date. The Company and the Guarantor shall not be obligated to deliver any of the Offered Securities except upon payment for all the Offered Securities to be purchased as provided herein.

         (b) The Company agrees to have one or more certificates representing the Offered Securities available for inspection by you in New York, New York not later than one full business day prior to the Closing Date.

         [(c) If specified in Schedule II, the Underwriters may solicit offers to purchase Offered Securities and the related Guarantees from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Schedule III with such changes therein as the Company and the Guarantor may approve. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At the Closing Date, the Company and the Guarantor will enter into Delayed Delivery Contracts (for the minimum principal amount of Offered Securities per Delayed Delivery Contract specified in Schedule II) with all purchasers proposed by the Underwriters and previously approved by the Company and the Guarantor as provided below, but not for an aggregate principal amount of Offered Securities less than or greater than the minimum and maximum aggregate principal amounts specified in Schedule II. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.]

         [(d) You are to submit to the Company and the Guarantor, at least three business days prior to the Closing Date, the names of any institutional investors with which it is proposed that the Company and the Guarantor enter into Delayed Delivery Contracts, the principal amount of Offered Securities and the related Guarantees to be purchased by each of them and the date of delivery thereof, and the Company and the Guarantor will advise you, at least two business days prior to the Closing Date, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the Guarantor and the principal amount of Offered Securities and the related Guarantees to be covered by each such Delayed Delivery Contract.]

         [(e) As compensation for arranging Delayed Delivery Contracts, the Company and the Guarantor will pay (by certified or official bank check in New York clearing house funds) to you at the Closing Date, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Offered Securities and the related Guarantees for which Delayed Delivery Contracts are made at the Closing Date as is specified in Schedule II or the amount of such fee may be deducted from the check delivered pursuant to Section 3(a).]


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                                                                               8

         [(f) The principal amount of Offered Securities and the related Guarantees agreed to be purchased by each Underwriter shall be reduced by the principal amount of Offered Securities covered by Delayed Delivery Contracts, as to such Underwriter as set forth in a notice delivered by you to the Company and the Guarantor; PROVIDED, HOWEVER, that the total principal amount of Offered Securities to be purchased by all Underwriters shall be the principal amount of Offered Securities covered by this Agreement, less the principal amount of Offered Securities covered by all Delayed Delivery Contracts.]

         SECTION 4. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Securities pursuant to this Agreement are subject to the performance by the Company, in all material respects, of their obligations hereunder and to the following additional conditions precedent:

         (a) On the Closing Date, no stop order suspending the effectiveness of the Second Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.

         (b) On the Closing Date, you shall have received an opinion of Simpson Thacher & Bartlett, as counsel for the Company and the Guarantor, dated the Closing Date and in form and substance reasonably satisfactory to you and counsel for the Underwriters, substantially to the effect set forth in Exhibit A hereto.

         (c) On the Closing Date, you shall have received an opinion of the General Counsel of the Company and the Guarantor, dated the Closing Date and in form and substance reasonably satisfactory to you and counsel for the Underwriters, substantially to the effect set forth in Exhibit B hereto.

         (d) On the Closing Date, you shall have received an opinion of ____________, as counsel for the Underwriters, dated the Closing Date, with respect to the issuance and sale of the Offered Securities and the related Guarantees, the Registration Statements, the Prospectus and other related matters as the Underwriters may reasonably require.

         (e) At the Closing Date, (i) the Second Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (iii) there shall not have been, since the date as of which information is given in the Second Registration Statement, any material adverse change in the condition (financial or otherwise), results of operations or business of the Guarantor and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business,
    (iv) the Company and the Guarantor shall have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to the Closing Date, and (v) the other representations and warranties of the Company and the Guarantor set forth in Section 1(a) shall be accurate in all material respects as though expressly made at and as of the Closing Date. At the Closing Date, you shall have received a certificate of the President or a Senior or Executive Vice President, and other senior officers of the Company and the Guarantor approved by you, dated as of the Closing Date, to such effect.

         (f) On the Closing Date, you shall have received the letter or letters specified in Exhibit C at the date hereof and on the Closing Date.

         (g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading nor any notice given to the Company or the Guarantor or any public notice given, in either case by a rating agency described below, of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's or the Guarantor's securities, including the Offered Securities and the related Guarantees, by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (h) The Company and the Guarantor shall have furnished to you and to counsel for the Underwriters, in form and substance satisfactory to you and to them, such other documents, certificates and opinions as such counsel may reasonably request in order to pass upon the matters referred to in Section 4(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Company or the Guarantor theretofore to be performed, or the compliance with any of the conditions herein contained.

         If any of the conditions specified in this Section 4 shall not have been fulfilled in all material respects when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company and the Guarantor at any time prior to the Closing Date and such termination shall be without liability of any party to any other party, except as provided in Section 6. Notwithstanding any such termination, the provisions of Sections 7 and 11 shall remain in effect.

         SECTION 5. CERTAIN COVENANTS OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor covenant with each Underwriter as follows:

         (a) To furnish to you one signed and as three conformed copies of the Registration Statements (as originally filed) and of all amendments thereto, whether filed before or after such Registration Statements became effective, three copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period mentioned in paragraph (d) below) and one signed and three conformed copies of all consents and certificates of experts as you may reasonably request and, if requested by you, will furnish to you, for each of the Underwriters, one conformed copy of the Registration Statements (as originally filed) and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

         (b) Promptly following the execution of this Agreement, the Company and the Guarantor will prepare a Prospectus Supplement that complies with the Securities Act and that sets forth the principal amount of the Offered Securities and their terms not otherwise specified in the Preliminary Prospectus Supplement or the basic prospectus included in the Second Registration Statement, the name of each Underwriter participating in the offering and the principal amount of the Offered Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as a representative of the Underwriters in connection with the offering, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowance and any delayed delivery arrangements, and such other information as you, the Company and the Guarantor deem appropriate in connection with the offering of the Offered Securities. The Company and the Guarantor will timely transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Securities Act.

         (c) Before amending or supplementing the Registration Statements or the Prospectus, to furnish each Underwriter with a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement to which you reasonably object by notice to the Company after a reasonable period of review; PROVIDED that such amendment or supplement may be filed if counsel to the Company reasonably determines the Company will be adversely effected if such amendment or supplement is not filed; PROVIDED, FURTHER, that the Guarantor shall not be prevented from filing reports required to be filed by it pursuant to the Exchange Act; and PROVIDED, FURTHER, that the Guarantor shall have provided you with a copy of any such report prior to its filing with the Commission.

         (d) If, during such period after the first date of the public offering of the Offered Securities when the Prospectus is required by law to be delivered in connection with sales of the Offered Securities by an Underwriter or dealer any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company and the Guarantor, to amend the Registration Statements or amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary, in the reasonable opinion of either such counsel, to amend the Registration Statements or amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which the Offered Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Registration Statements or the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

         (e) During the period mentioned in paragraph (d) above, to notify you immediately, (i) of the effectiveness of any amendment to the Registration Statements, (ii) of the transmittal to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statements, the Prospectus or the Prospectus Supplement,
    (iv) of any request by the Commission for any amendment to the Registration Statements or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes; and to use every reasonable effort to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

         (f) To use their respective reasonable efforts, in cooperation with the Underwriters, to qualify the Offered Securities and related Guarantees for offer and sale under the securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for so long as required for the distribution of such Offered Securities and related Guarantees; PROVIDED, HOWEVER, that neither the Company nor the Guarantor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company and the Guarantor will use their reasonable efforts to file such statement and reports as may be required by the laws of each jurisdiction in which the Offered Securities and the related Guarantees have been qualified as above provided. The Company and the Guarantor will also supply you with such information as is necessary for the determination of legality of the Offered Securities and the related Guarantees for investment under the laws of such jurisdictions as you may reasonably request.

         (g) To make generally available to the Guarantor's security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Guarantor (in form complying with the provisions of Rule 158 of the Securities Act), covering
    (i) a period of 12 months beginning after the effective date of the Second Registration Statement and any post-effective amendment thereof but not later than the first day of the Guarantor's fiscal quarter next following such effective date and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Guarantor's fiscal quarter next following the date of this Agreement.

         (h) For a period of two years after the Closing Date, to make available upon request to the Underwriters, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company or the Guarantor to the holders of Offered Securities and the related Guarantees or to their security holders generally provided that at such time the Guarantor is required to furnish such reports under the Exchange Act.

         (i) Between the date of this Agreement and the Closing Date, the Company and the Guarantor will not, without your prior written consent, directly or indirectly offer, sell, or enter into any agreement to sell, any debt securities issued or guaranteed by the Company or the Guarantor with a maturity of more than one year in any offering (other than the Offered Securities).

         (j) The Company and the Guarantor shall use the proceeds from the sale of the Offered Securities in the manner described in the Prospectus Supplement under the caption "Use of Proceeds."

         (k) The Company and the Guarantor, during the period when a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, subject to Section 5(c), will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         (l) In connection with the offering, until the completion of the resale of the Offered Securities by the Underwriters, none of the Company, the Guarantor or any of their affiliated purchasers (as defined in Rule 100 under the Exchange Act), either alone or with one or more other persons, will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Offered Securities, or attempt to induce any person to purchase any Offered Securities; and neither they nor any of their affiliated purchasers will make bids or purchases for the purpose of creating actual, or apparent, active trading in the Offered Securities or of raising the price of the Offered Securities.

         (m) To comply to the best of their abilities with the Securities Act, the Exchange Act and the Trust Indenture Act so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement and in the Prospectus.

         SECTION 6. PAYMENT OF EXPENSES. The Company and the Guarantor will pay or cause to be paid all costs and expenses incident to the performance of their obligations under this Agreement, including, without limitation, (a) the preparation, printing and filing of the Second Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the printing or processing and distribution of this Agreement, the Offered Securities, the Blue Sky

Survey and any Legal Investment Survey, (c) the delivery of the Offered Securities, (d) the fees and disbursements of counsel and accountants for the Company and the Guarantor, (e) the qualification of the Offered Securities with the National Association of Securities Dealers, Inc. (the "NASD") and under the applicable securities laws in accordance with Section 5(f), including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey, (f) any fees charged by rating agencies for rating the Offered Securities (including annual surveillance fees relating to the Offered Securities as long as they are outstanding) and (g) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee, in connection with the Offered Securities.

    If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 4 or 8(a)(i), the Company and the Guarantor, jointly and severally, agree to reimburse the Underwriters (except for defaulting Underwriters) for all their reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

         SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Second Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or the Guarantor shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; PROVIDED that the Company shall not be liable in the case of any matter covered by this Section 7(a) to the extent that it is determined in a final judgement by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; PROVIDED, FURTHER, that such indemnity with respect to the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof if such person was not sent a copy of the Prospectus at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in such subsequent Prospectus, unless such failure to deliver the Prospectus was a result of noncompliance by the Company and the Guarantor with their delivery requirements set forth in Section 5(b) hereof.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, each of their directors, each of their officers who signed the Second Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Second Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may, except as provided in the immediately following sentence, assume the defense of such action, with counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnifying parties have failed in a timely manner to assume the defense and employ counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying parties and such indemnified party shall have been advised by its counsel in writing that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by [the Underwriters] [the Representative[s] of the Underwriters], in the case of parties indemnified pursuant to paragraph (a) above, and by the Company or the Guarantor, in the case of parties indemnified pursuant to paragraph (b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

         (e) The Company, the Guarantor and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f)   The indemnity and contribution provisions contained in this
Section 7 and the representations and warranties of the Company or the Guarantor contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Guarantor or Company, its officers or directors or any person controlling the Guarantor or the Company and (iii) acceptance of and payment for any of the Offered Securities.

         SECTION 8. TERMINATION OF AGREEMENT. (a) You may terminate this Agreement, by notice to the Company and the Guarantor, at any time at or prior to the Closing Date (i) if there has been, since the date as of which information is given in the Second Registration Statement, any material adverse change in the condition (financial or otherwise), results of operations or business of the Guarantor and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred any outbreak of hostilities or escalation thereof involving the United States or other national calamity or crisis the effect of which is material and adverse such as to make it, in your reasonable judgment, impracticable to market the Offered Securities and the related Guarantees or enforce contracts for the sale of the Offered Securities and the related Guarantees, (iii) if trading in any securities of the Company or the Guarantor has been suspended by [the Commission, by the NASD, or] on any exchange or in the over-the-counter market, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended or materially limited [, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the NASD or any other governmental authority], (iv) if a banking moratorium has been declared by either federal or New York authorities or (v) if there shall have been any downgrading, or any notice given to the Company or the Guarantor or any public notice given, in either case by a rating agency described below, of any intended downgrading or of a possible change that does not indicate the direction of the possible change in the rating accorded any of the Company's or the Guarantor's securities, including the Offered Securities and the related Guarantees, by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6. Notwithstanding any such termination, the provisions of Sections 7 and 11 shall remain in effect.

         (c)   This Agreement may also terminate pursuant to the provisions of
Section 4, with the effect stated in such Section.

         SECTION 9. DEFAULT. If, on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Offered Securities specified to be purchased by them on Schedule I bears to the aggregate principal amount of Offered Securities specified to be purchased by all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Offered Securities that any Underwriter has agreed to purchase pursuant to
Section 2 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate principal amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except that the Company and the Guarantor will continue to be liable for the payment of expenses to the extent set forth in Section 6. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Second Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 11. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principals of conflict of laws. Specified times of the day refer to New York City time.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered, mailed, or transmitted by any standard form of telecommunication, including telex or facsimile transmission. Notices to the Underwriters shall be directed to ________________________, Facsimile No.: _________ Attention: ____________.
Notices to the Company shall be directed to it by mail at Northwest Airlines, Inc., 5101 Northwest Drive, St. Paul, Minnesota 55111, with a copy to Northwest Airlines Corporation at the same address, attention of Senior Vice President-Finance and Treasurer, or by delivery to the Company and the Guarantor at 2700

Lone Oak Parkway, Eagan, Minnesota 55121, attention of Senior Vice President-Finance and Treasurer.

         SECTION 13 PARTIES. This Agreement is made solely for the benefit of the Underwriters, the Company, the Guarantor and, to the extent expressed, any person controlling the Company, the Guarantor or the Underwriters within the meaning of Section 15 of the Securities Act, and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriters of the Offered Securities.


                         ------------------------------

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Guarantor and each Underwriter in accordance with its terms.

                                  Very truly yours,

                                  NORTHWEST AIRLINES, INC.


                                  By:
                                     --------------------------
                                       Name:
                                       Title:



                                  NORTHWEST AIRLINES
                                  CORPORATION


                                  By:
                                     --------------------------
                                       Name:
                                       Title:

Accepted as of the date first
    above written:

[Insert signature block(s) for the
 Representative or Representatives,
 acting on behalf of the Underwriters,
 or for each Underwriter if no
 syndicate]

                                      EXHIBIT A

                                  Form of Opinion of
                              Simpson Thacher & Bartlett

              (i) The Guarantor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Second Registration Statement, and Prospectus.

              (ii) The Designated Indenture has been duly authorized, executed and delivered by the Guarantor and, assuming due authorization, execution and delivery thereof by the Company and the Trustee, constitutes a valid and legally binding obligation of the Guarantor and the Company enforceable against the Company and the Guarantor in accordance with its terms.

              (iii) The Guarantee has been duly authorized, executed and issued by the Guarantor and upon payment for and delivery of the Offered Securities in accordance with this Agreement, will constitute a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

              (iv) The Offered Securities have been authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.

              (v) The statements made in the Prospectus under the captions "Description of Offered Securities" and "Description of [Debt Securities] [Warrants]", insofar as they purport to constitute summaries of certain terms of the Offered Securities, the related Guarantees and the Designated Indenture specifically referred to therein, constitute accurate summaries of such terms in all material respects.

              (vi) No consent, approval, authorization, order, registration, qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the valid authorization, issuance and delivery of the Offered Securities by the Company, and the related issuance of the Guarantees by the Guarantor, the valid authorization, execution and delivery by the Company and the Guarantor of, and the performance by the Company and the Guarantor, and the performance by the Company and the Guarantor of their respective obligations under this Agreement and the Designated Indenture except for the registration under the Act of the Offered Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters.

              (vii) The Second Registration Statement has become effective under the Securities Act and the Prospectus was filed on ___________, 19__, pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Second Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

              (vii) The Second Registration Statement as of its effective date, and the Prospectus as of __________, 19__, (except for the financial statements and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

              (ix) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

              (x) Neither the Company nor the Guarantor is, and after giving effect to the application of the proceeds of the sale of the Offered Securities as described in the Prospectus, neither the Company nor the Guarantor will be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

         Such counsel may state that its opinion set forth in paragraphs (ii),
(iii) and (iv) are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         In addition, such counsel shall also state that they have not independently verified the accuracy, completeness or fairness of the statements made or included in the Second Registration Statement or the Prospectus, including (i) the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 19__ and (ii) the Quarterly Report[s] on Form 10-Q of the Guarantor for the fiscal quarters ended ___________, 19__ and the Current Report on Form 8-K of the Guarantor, dated _________, 19__ (collectively, the "Exchange Act Documents") and take no responsibility therefor, except as and to the extent set forth in paragraph (v) above, and in the course of the preparation by the Company and the Guarantor of the Second Registration Statement and the Prospectus (excluding the Exchange Act Documents), such counsel participated in conferences with certain officers and employees of the Company and the Guarantor, with representatives of the independent public accountants for the Company and the Guarantor and with counsel to the Company and the Guarantor. Such counsel may state that they did not prepare the Exchange Act Documents, however, such counsel discussed the Exchange Act Documents with the Company and the Guarantor and with counsel to the Company and the Guarantor prior to their filing with the Commission, and, based upon such counsel's examination of the First Registration Statement, the Second Registration Statement, the Prospectus (including the Exchange Act Documents) and the Designated Indenture, such counsel's investigations made in connection with the preparation of the Second Registration Statement and the Prospectus (excluding the Exchange Act Documents) and such counsel's participation in the conferences referred to above, such counsel has no reason to believe (A) that the Second Registration Statement (except for the financial statements and other financial data contained or incorporated by reference, as to which such counsel need express no opinion), as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (B) that the Prospectus (including the Exchange Act Documents) (except for the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued and at the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of Minnesota, such counsel may state that it has relied upon the opinion of the Office of the General Counsel of the Company, delivered to you concurrently herewith.

                                      EXHIBIT B

                        Form of Opinion of the General Counsel
                           of the Guarantor and the Company

              (i) The Company has been duly incorporated, is validly existing and in good standing under the laws of the State of Minnesota with corporate power and corporate authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Designated Indenture and the Offered Securities, except where the failure to have such power or authority would not have a Materially Adverse Effect.

              (ii) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

              (iii) The Guarantor is duly qualified to transact business as a foreign corporation and is in good standing in the State of Minnesota.

              (iv) The Company is a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code) and is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; there is in force with respect to the Company an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act; all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Guarantor, indirectly through NWA Inc., a Delaware corporation, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

              (v) To the best of such counsel's knowledge, except as disclosed in the Exchange Act Documents, there are no pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

              (vi) The execution and delivery by the Guarantor and the Company of this Agreement and the Designated Indenture, the issuance and sale of the Offered Securities and the related Guarantees, the consummation by the Guarantor and the Company of the transactions contemplated by this Agreement and the Designated Indenture and compliance by the Company and the Guarantor with the terms hereof and thereof, do not and will not result in any violation of the charter or by-laws of the Company or the Guarantor, and do not and will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument included or incorporated by reference as an exhibit to the Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 19__, the Guarantor's Quarterly Report[s] on Form 10-Q for the fiscal quarters ended ___________, 19__ and the Guarantor's Current Report on Form 8-K, dated _________, 19 __ (collectively, the "Exchange Act Documents") (except for such breaches, defaults, liens, charges or encumbrances that would not have a Material Adverse Effect) or included as an exhibit to the Registration Statement (except for such breaches, defaults, liens, charges or encumbrances that would not have a Material Adverse Effect), (B) any existing law, rule or regulation of the State of Minnesota or the United States of America applicable to the Company or the Guarantor (other than the securities or Blue Sky laws of the State of Minnesota, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, known to such counsel having jurisdiction over the Company or the Guarantor or any of their respective properties.

         (vii) Under any provision of law or regulation applicable to the Company or the Guarantor of the State of Minnesota or the United States of America, no authorization, approval, consent, order or license of or filing with or notice to any governmental agency or body or any court is required for the valid authorization, issuance and delivery of the Offered Securities or the related Guarantees, the valid authorization, execution, delivery and performance by the Company and the Guarantor of, and the performance by the Company and the Guarantor of their respective obligations under, this Agreement and the Designated Indenture, except such as are required under the securities or Blue Sky laws of Minnesota.

         (viii) This Agreement has been duly authorized, executed and delivered by the Company.

         (ix) The Designated Indenture has been duly authorized, executed and delivered by the Company; the Offered Securities have been duly authorized by requisite corporate action on the part of the Company and have been duly executed and issued by the Company.

         (x) The Exchange Act Documents incorporated by reference in the Prospectus (except for the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

         In addition, counsel shall state that such counsel or lawyers on his staff have participated in the preparation of the Second Registration Statement, the Prospectus and the Exchange Act Documents incorporated or deemed to be incorporated by reference therein and have participated in conferences with officers and employees of the Company and the Guarantor, counsel employed by the Company and the Guarantor, representatives of the independent public accountants for the Company and the Guarantor, representatives of the Underwriters and counsel for the Underwriters, at which conferences the contents of the Second Registration Statement and Prospectus and related matters were discussed. Such counsel shall also state that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Second Registration Statement, the Prospectus or the Exchange Act Documents and has not made any independent check or verification thereof, on the basis of the participation of such counsel or lawyers on his staff in the conferences referred to above and their examination of the First Registration Statement, the Second Registration Statement, the Prospectus and the Exchange Act Documents, nothing has come to such counsel's attention that leads him to believe that the Second Registration Statement (including the documents incorporated by reference therein pursuant to Item 12 of Form S-3) at the time such Second Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (including the documents incorporated by reference therein pursuant to Item 12 of Form S-3) as of the date of this Agreement or at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial data included or incorporated or deemed to be incorporated by reference in the Second Registration Statement or Prospectus or the Statement of Qualification on Form T-1.

                                      EXHIBIT C

                    Matters to be covered by Letter or Letters of
                                 Independent Auditors

    Ernst & Young LLP shall have furnished to the Underwriters letters, dated as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent auditors with respect to Northwest Airlines Corporation under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings and stating in effect that:

         (a) In their opinion, the consolidated financial statements of NWA Corp. and its subsidiaries and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

         (b) On the basis of a reading of the unaudited consolidated financial statements of NWA Corp. and its subsidiaries contained in the Quarterly Report of NWA Corp. on Form 10-Q for the quarter[s] ended __________, 19__ incorporated by reference in the Registration Statement and the Prospectus, and of the latest unaudited consolidated financial statements made available by NWA Corp. carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of NWA Corp. and inquiries of certain officials of NWA Corp. and its subsidiaries who have responsibility for financial and accounting matters of NWA Corp. and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus, nothing came to their attention that caused them to believe that:

               (A) any material modifications should be made to the unaudited consolidated financial statements of NWA Corp. and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of NWA Corp. and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus or that such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published instructions, rules and regulations thereunder;

               (B) the unaudited capsule information of NWA Corp. and its subsidiaries, if any, included or incorporated by reference in the Registration

         Statement and the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of NWA Corp. from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of NWA Corp. included or incorporated by reference in the Registration Statement and the Prospectus;

               (C) (I) as of the latest date as of which NWA Corp. and its subsidiaries have monthly financial statements, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of NWA Corp. and its subsidiaries, or any decrease in retained earnings, as compared with the amounts shown in the most recent consolidated statement of financial condition of NWA Corp. and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus or (II) with respect to the period subsequent to the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus and extending through the latest date as of which NWA Corp. and its subsidiaries have monthly financial statements, there was a consolidated net loss; or

               (D) as of specified date not more than three business days prior to the date of the letter, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of NWA Corp. and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of NWA Corp. and its subsidiaries included in the Registration Statement and the Prospectus;

    except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by NWA Corp. as to the significance thereof, unless said explanation is not deemed necessary by the Underwriters.

         (c) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of NWA Corp.) set forth in the Registration Statement, as amended, and the Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from NWA Corp.'s Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of NWA Corp.'s Quarterly Reports on Form 10-Q or its current reports on Form 8-K incorporated therein, agrees with the accounting records of NWA Corp. and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

                                      SCHEDULE I

                               NORTHWEST AIRLINES, INC.

                            NORTHWEST AIRLINES CORPORATION


                                [Title of Securities]


    UNDERWRITERS                                      PRINCIPAL AMOUNT

[Name of Underwriter]........................         $__________
[Name of Underwriter]........................          __________
[Name of Underwriter]........................          __________

                   Total                              $__________
                                                       __________

                                     SCHEDULE II

                               NORTHWEST AIRLINES, INC.

                            NORTHWEST AIRLINES CORPORATION


                                [Title of Securities]


Principal amount to be issued:  $

Current ratings:

Interest rate:            , payable:

Date of maturity:


Redemption provisions:

Sinking fund requirements:

Initial public offering price:    % of the principal amount
    plus accrued interest [, or amortized original issue discount, if any,] from ____________.

Purchase price:    % of the principal amount plus accrued
    interest [, or amortized original issue discount, if any,] from
               (payable in next day funds).

Closing date, time and location:

Delayed delivery contracts:  [Authorized] [Not authorized]

    [Delivery date:

    Minimum principal amount per contract:

    Minimum aggregate principal amount:

    Maximum aggregate principal amount:

    Fee:        %]

Listing requirement:  [None] [Other]

Terms of Guarantees:

Other terms and conditions:

    [Additional exceptions referred to in Section 3(k)]

    [Such terms and conditions may include restrictions on offers and sales of the Offered Securities in certain foreign jurisdictions]

                                     SCHEDULE III

                               NORTHWEST AIRLINES, INC.

                            NORTHWEST AIRLINES CORPORATION

                  Guaranteed [Warrants to Purchase] Debt Securities

                              DELAYED DELIVERY CONTRACT


Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, MN  55111

Dear Sirs:

         The undersigned hereby agrees to purchase from Northwest Airlines, Inc., a Minnesota corporation (the "Company") and Northwest Airlines Corporation (the "Guarantor"), and the Company and the Guarantor agree to sell to the undersigned on __________, 19__ (the "Delivery Date"), $_________ principal amount of the Company's [Title of Offered Securities] (the "Offered Securities") with the Guarantees (the "Guarantees") endorsed thereon of the Guarantor, offered by the Company's Prospectus dated __________, 19__, as supplemented by its Prospectus Supplement dated __________, 19__, receipt of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus interest accrued on the principal amount thereof at the rate borne by the Offered Securities from __________, 19__ to the Delivery Date, and on the further terms and conditions set forth in this contract.

         Payment for the Offered Securities and the related Guarantees shall be made to the Company or its order by Federal funds check or other immediately available funds, at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, at ____ A.M., New York City time, on the Delivery Date (or in such other funds and/or at such other place as the Company, the Guarantor and the undersigned may agree upon in writing), upon delivery of the Offered Securities and the related Guarantees to the undersigned, in such authorized denominations and registered in such names as the undersigned may request in writing addressed to the Company not less than five business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Offered Securities and the related Guarantees on the Delivery Date shall be subject only to the conditions that (1) the purchase of the Offered Securities and the related Guarantees by the undersigned shall not, on the Delivery Date, be prohibited under the laws of any jurisdiction to which the undersigned is subject and that govern such investment, and (2) the Company and the Guarantor, as the case may be, on or before __________, 19__, shall have sold to the Underwriters of the Offered Securities (the "Underwriters") such principal amount of the Offered Securities and the related Guarantees as is to be sold to them pursuant to the Underwriting Agreement dated the date hereof among the Company, the Guarantor and the Underwriters. The obligation of the undersigned to take delivery of and make payment for the Offered Securities and the related Guarantees shall not be affected by the failure of any Underwriter or other purchaser to take delivery of and make payment for the Offered Securities and the related Guarantees pursuant to other contracts similar to this contract.

         Promptly after completion of the sale to the Underwriters, the Company and the Guarantor will mail or deliver to the undersigned, at [its] [their] address set forth below, a notice to such effect, accompanied by a copy of the opinion of counsel for the Company and the Guarantor delivered to the Underwriters in connection therewith.

         By the execution hereof, the undersigned represents and warrants to the Company and the Guarantor that (1) its investment in the Offered Securities and the related Guarantees is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and that govern such investment, (2) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Offered Securities and the related Guarantees has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase and (3) upon the acceptance by the Company and the Guarantor and the mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the Company and the Guarantor will not accept Delayed Delivery Contracts for an aggregate principal amount of the Offered Securities and the related Guarantees in excess of $________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance on a copy hereof and mail or deliver a signed copy to the undersigned at its address set forth below. This will become a binding contract among the Company, the Guarantor and the undersigned when such copy is so mailed or delivered.

         This contract shall be governed by the laws of the State of New York.

                             Yours very truly,


                             ------------------------------
                             (Name of Purchaser)



                             By
                                ----------------------------
                             Title

                               ----------------------------

                               ----------------------------
                                       (Address)


Accepted as of the date first above written:


Northwest Airlines, Inc.



By
  -------------------------


Northwest Airlines Corporation


By
  -------------------------